MAINSTAY FUNDS TRUST

MainStay MacKay Arizona Muni Fund

MainStay MacKay Colorado Muni Fund

MainStay MacKay Oregon Muni Fund

MainStay MacKay Utah Muni Fund

MainStay MacKay Strategic Municipal Allocation Fund

(the “Funds”)

Supplement dated May 28, 2024 (“Supplement”)

to the Prospectus, dated May 28, 2024 and the

Statement of Additional Information (“SAI”) dated February 28, 2024, as amended

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and SAI.

The Funds listed below are currently closed to all investors. The Funds are scheduled to open on or about July 19, 2024, to accept shareholders transitioning into the Funds as part of the following proposed mergers:

Acquired Fund	Acquiring Fund
Aquila Tax-Free Trust of Arizona	MainStay MacKay Arizona Muni Fund
Aquila Tax-Free Fund of Colorado	MainStay MacKay Colorado Muni Fund
Aquila Tax-Free Trust of Oregon	MainStay MacKay Oregon Muni Fund
Aquila Tax-Free Trust For Utah	MainStay MacKay Utah Muni Fund

The above listed Funds are scheduled to open to all other investors on or about July 22, 2024.

For the MainStay MacKay Strategic Municipal Allocation Fund, Class Z shares are currently closed to all investors. Class Z shares are scheduled to open on or about July 19, 2024, to accept shareholders transitioning into the Fund as part of the following proposed merger:

Acquired Fund	Acquiring Fund
Aquila Churchill Tax-Free Fund of Kentucky Aquila Narragansett Fund	MainStay MacKay Strategic Municipal Allocation Fund

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.